Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, William Pulver, President and Chief Executive Officer of NetRatings, Inc. (the “Registrant”), do hereby certify in accordance with Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)                                  the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 9, 2005

/s/ William Pulver
William Pulver
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to NetRatings and will be retained by NetRatings and furnished to the Securities and Exchange Commission or its staff upon request.